================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2004


                                AMERIANA BANCORP
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

          INDIANA                       0-22423                  35-1782688
-----------------------------    ------------------------     ---------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------



                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ----------------------------------

         On November 30, 2004, Ameriana Bancorp appointed Richard E. Hennessey to its Board of Directors. It is expected that Mr. Hennessey will serve on the Board's Audit Committee. The press release announcing the appointment of the new director is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

        (a) Financial Statements of Businesses Acquired: Not applicable

        (b) Pro Forma Financial Information:  Not applicable

        (c) Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated November 30, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: November 30, 2004               By: /s/ Harry J. Bailey
                                           -------------------------------------
                                           Harry J. Bailey
                                           President and Chief Executive Officer